UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report: March 1, 2012

MIDAS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)
1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

Item 2.02	Results of operations and financial condition

Press release:

MIDAS REPORTS FOURTH QUARTER, FULL-YEAR 2011 RESULTS

          •  U.S. comparable shop sales increase by 1.1 % in fourth quarter

          •  U.S. company-operated shops comparable sales up by 4.4% in quarter

•  Full-year adjusted operating income increases by 25%

•  Review of strategic alternatives progressing; related costs reduce earnings per share by

$ 0.12 in quarter

NOTE:     The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 1, 2012	MIDAS, INC.

		By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer

INDEX TO EXHIBITS:

Exhibit Number	Description

99.1	Press release:

MIDAS REPORTS FOURTH QUARTER, FULL-YEAR 2011 RESULTS
• U.S. comparable shop sales increase by 1.1 % in fourth quarter
• U.S. company-operated shops comparable sales up by 4.4% in quarter
• Full-year adjusted operating income increases by 25%
• Review of strategic alternatives progressing; related costs reduce earnings per share by
$ 0.12 in quarter